UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 12, 2019 (March 1, 2019)
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9601 McAllister Freeway, Suite 610 San Antonio, Texas 78216 (210) 829-9000
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[   ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 1, 2019, Martin F. Reidy resigned as a member of the Board of Directors (the “Board”) of Harte Hanks, Inc. (the “Company”), effective immediately. Mr. Reidy has served as a director of the Company since June 2018 and most recently served as a member of the Office of the CEO until the appointment of Mr. Timothy E. "Bant" Breen as Chief Executive Officer on January 4, 2019. Mr. Reidy will continue to work with the Company as head of the Company’s Marketing Services Business Unit. Mr. Reidy’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
On March 1, 2019, the Board appointed Evan Behrens as a director on its Board to fill the vacancy created by Mr. Reidy’s resignation. Mr. Behrens has served as a director of SEACOR Marine Holdings Inc. since June 1, 2017. Mr. Behrens currently serves as Managing Partner of B Capital Advisors, LLC, an investment firm. Previously, Mr. Behrens served as Senior Vice President of Business Development at SEACOR Holdings from January 2008 to May 2017, where he served as the Chairman of the Board of Trailer Bridge Inc. and was the Managing Member of Illinois Corn Processors Inc. Prior to joining SEACOR Holdings, Mr. Behrens served as a partner at Level Global Investors and, previous to that, founded and managed B Capital Advisors (formerly Behrens Rubinoff Capital Partners). Mr. Behrens has previously worked as a Senior Portfolio Manager at SAC Capital managing both equity and credit portfolios and contributed in a research capacity at Odyssey Partners/Ulysses Management.
Mr. Behrens currently serves on the boards of directors of SEACOR Marine Holdings Inc.,Oppenheimer Holdings Inc. and Sidewinder Drilling LLC. Previously, Mr. Behrens served as a board member of Continental Insurance Group, Ltd, Penford Corporation, Global Marine Systems Limited, and Stemline Therapeutics. Mr. Behrens obtained an A.B. degree in Political Science from the University of Chicago.
There are currently no arrangements or understandings between Mr. Behrens and any other person pursuant to which Mr. Behrens was appointed to serve as a member of the Board. The Company is not aware of any transaction involving Mr. Behrens requiring disclosure under Item 404(a) of Regulation S-K.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARTE HANKS, INC.
Date: March 12, 2019    By: /s/ Mark Del Priore
Name:     Mark Del Priore
Title:    Chief Financial Officer